                                                                   EXHIBIT 10.51

                                  AMENDMENT TO
                          MORTGAGE LOAN PROMISSORY NOTE

         THIS AMENDMENT TO THE MORTGAGE LOAN PROMISSORY NOTE dated as of September 12, 1994 executed by VINCE PISANO and GAIL PISANO (collectively, the "Borrower") and EDUCATIONAL MEDICAL, INC., a Delaware corporation ("EMI").

                              PRELIMINARY STATEMENT

         WHEREAS, the Borrower executed a Promissory Note (the "Promissory Note") in favor of EMI dated September 20, 1991 in the original principal sum of $75,000.00; and

         WHEREAS, the undersigned parties now desire to amend the Promissory
Note.

         NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound, the undersigned parties agree to modify the Promissory Note as follows:

                  1. The date "September 12, 1994" set forth in the first paragraph of the Promissory Note is amended to read "September 12, 1996."

                  2. Except as specifically provided for in this Amendment, the terms of the Note remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of September 12, 1994.

                                            EDUCATIONAL MEDICAL, INC.


                                            By:
                                               --------------------------------
                                                  Authorized Signatory



                                            -----------------------------------
                                            VINCE PISANO


                                            -----------------------------------
                                            GAIL PISANO